UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2006 (February 13, 2006)

ROSETTA RESOURCES INC.

(Exact name of registrant as specified in its charter)

Delaware

(State of Incorporation)

000-51801	43-2083519
(Commission File Number)	(IRS Employer Identification No.)

717 Texas, Suite 2800 Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

(713) 335-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On February 13, 2006, Rosetta Resources Inc. (“Rosetta”) announced the completion of a recent reserve evaluation by Netherland, Sewell & Associates, Inc. (NSAI) of Rosetta’s oil and gas properties. The report prepared by NSAI included estimates of future net reserves and revenue attributable to certain leasehold interests owned by Rosetta as of December 31, 2005.

The information furnished under 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, which is a copy of the press release, shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1 Press	Release dated February 13, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rosetta Resources Inc.

Dated: February 14, 2006

	By:	/s/ Michael J. Rosinski
Michael J. Rosinski
Chief Financial Officer